Exhibit 10.1

SPONSOR SUPPORT AGREEMENT

This SPONSOR SUPPORT AGREEMENT (this “Agreement”), dated as of May 4, 2020, is made by and among HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), HighPeak Energy Partners II, LP, a Delaware limited partnership (“HPEP II”), and Pure Acquisition Corp., a Delaware corporation (“Parent”). The Sponsor, HPEP II and Parent shall be referred to herein from time to time collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Business Combination Agreement (as defined below).

WHEREAS, Parent and certain other parties, including affiliates of the Sponsor and HPEP II, entered into that certain Business Combination Agreement, dated as of the date hereof (as it may be amended, restated or otherwise modified from time to time, the “Business Combination Agreement”); and

WHEREAS, the Business Combination Agreement contemplates that the Parties will enter into this Agreement concurrently with the entry into of the Business Combination Agreement, and that, pursuant to the terms hereof, each of the Sponsor and HPEP II shall surrender certain securities issued by Parent as of immediately prior to the Merger Effective Time and agree to certain covenants and agreements related to the transactions contemplated by the Business Combination Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Representations and Warranties of the Sponsor. The Sponsor represents and warrants to Parent that the following statements are true and correct:

(a)     The Sponsor has the requisite limited liability company power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Sponsor. This Agreement has been duly and validly executed and delivered by the Sponsor and constitutes a valid, legal and binding agreement of the Sponsor (assuming this Agreement has been duly authorized, executed and delivered by the other Parties), enforceable against the Sponsor in accordance with its terms (subject to Creditors’ Rights).

(b)     As of the date hereof, the Sponsor is the beneficial owner of 10,206,000 shares of Parent Class B Common Stock (the “Founder Shares”) and 10,280,000 warrants, with each warrant entitling the holder thereof to purchase one share of Parent Class A Common Stock for $11.50 per share (the “Sponsor Private Warrants”). Immediately prior to the Merger Effective Time and prior to the forfeiture of the Sponsor Forfeited Securities (as defined below), all of the Sponsor Forfeited Securities will be owned by the Sponsor. The Sponsor has, or will have as of the date hereof and immediately prior to giving effect to the transactions occurring on the Closing Date, as applicable, valid, good and marketable title to such Sponsor Forfeited Securities, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any other Transaction Agreement and transfer restrictions under applicable Law or under the Organizational Documents of Parent). Except for this Agreement, the Sponsor is not party to any option, warrant, purchase right, or other contract or commitment that could require the Sponsor to sell, transfer, or otherwise dispose of the Sponsor Forfeited Securities. Neither the Sponsor, nor any transferees of any securities of Parent initially held by the Sponsor, has asserted or perfected any rights to adjustment or other anti-dilution protections with respect to any securities of Parent (including the Founder Shares and the Sponsor Private Warrants) (whether in connection with the transactions contemplated by the Business Combination Agreement or otherwise).

(c)     The execution, delivery and performance by the Sponsor of this Agreement and the consummation by the Sponsor of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the Organizational Documents of the Sponsor, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which the Sponsor is a party or by which its properties or assets may be bound, (iii) violate any Law of any Governmental Entity applicable to the Sponsor or its Subsidiaries, or any of their respective properties or assets (including the Founder Shares and the Sponsor Private Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any other Transaction Agreement to which it is subject or bound and transfer restrictions under applicable Law or under the Organizational Documents of Parent) upon its assets (including the Founder Shares and the Sponsor Private Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of the Sponsor to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of the Sponsor to perform its obligations hereunder.

2.     Representations and Warranties of HPEP II. HPEP II represents and warrants to Parent that the following statements are true and correct:

(a)     HPEP II has the requisite limited partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of HPEP II. This Agreement has been duly and validly executed and delivered by HPEP II and constitutes a valid, legal and binding agreement of HPEP II (assuming this Agreement has been duly authorized, executed and delivered by the other Parties), enforceable against HPEP II in accordance with its terms (subject to Creditors’ Rights).

(b)     As of the date hereof, HPEP II is the beneficial owner of 20,371,112 warrants, with each warrant entitling the holder thereof to purchase one share of Parent Class A Common Stock for $11.50 per share (the “HPEP II Public Warrants”). Immediately prior to the Merger Effective Time and prior to the forfeiture of the HPEP II Forfeited Securities (as defined below), all of the HPEP II Forfeited Securities will be owned by HPEP II. HPEP II has, or will have as of the date hereof and immediately prior to giving effect to the transactions occurring on the Closing Date, as applicable, valid, good and marketable title to such HPEP II Forfeited Securities, free and clear of all Encumbrances (other than Encumbrances pursuant to this Agreement or any other Transaction Agreement and transfer restrictions under applicable Law or under the Organizational Documents of Parent). Except for this Agreement, HPEP II is not party to any option, warrant, purchase right, or other contract or commitment that could require HPEP II to sell, transfer, or otherwise dispose of the HPEP II Forfeited Securities. Neither HPEP II, nor any transferees of any securities of Parent initially held by HPEP II, has asserted or perfected any rights to adjustment or other anti-dilution protections with respect to any securities of Parent (including the HPEP II Public Warrants) (whether in connection with the transactions contemplated by the Business Combination Agreement or otherwise).

(c)     The execution, delivery and performance by HPEP II of this Agreement and the consummation by HPEP II of the transactions contemplated hereby do not: (i) conflict with or result in any breach of any provision of the Organizational Documents of HPEP II, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which HPEP II is a party or by which its properties or assets may be bound, (iii) violate any Law of any Governmental Entity applicable to HPEP II or its Subsidiaries, or any of their respective properties or assets (including the HPEP II Public Warrants), as applicable, or (iv) result in the creation of any Encumbrance (other than Encumbrances pursuant to this Agreement or any other Transaction Agreement to which it is subject or bound and transfer restrictions under applicable Law or under the Organizational Documents of Parent) upon its assets (including the HPEP II Public Warrants), except in the case of clauses (ii), (iii) and (iv) above, for violations which would not reasonably be expected to materially impact, impair or delay or prevent the ability of HPEP II to consummate the transactions contemplated by this Agreement or have a material adverse effect on the ability of HPEP II to perform its obligations hereunder.

3.     Forfeitures.

(a)     The Sponsor hereby acknowledges and agrees that, immediately prior to the Merger Effective Time, the Sponsor shall automatically be deemed to irrevocably transfer to Parent, surrender and forfeit for no consideration 5,350,000 Founder Shares and all of the Sponsor Private Warrants (such forfeited Founder Shares and Sponsor Private Warrants, collectively, the “Sponsor Forfeited Securities”) and that from and after such time such Founder Shares and Sponsor Private Warrants shall be deemed to be cancelled and no longer outstanding.

(b)     HPEP II hereby acknowledges and agrees that, immediately prior to the Merger Effective Time, HPEP II shall automatically be deemed to irrevocably transfer to Parent, surrender and forfeit for no consideration (i) all of the HPEP II Public Warrants and (ii) any and all other warrants of Parent of which HPEP II becomes the beneficial owner after the date hereof and which are held by HPEP II as of immediately prior to the Merger Effective Time (“Subsequently Acquired HPEP II Public Warrants” and together with the HPEP II Public Warrants, the “HPEP II Forfeited Securities”) and that from and after such time such HPEP II Public Warrants and Subsequently Acquired HPEP II Public Warrants shall be deemed to be cancelled and no longer outstanding.

4.     Covenants.

(a)     Subject to the terms and conditions of this Agreement, each of the Sponsor and HPEP II hereby unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by Section 3 of this Agreement.

(b)     From the date hereof until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, each of the Sponsor and HPEP II hereby unconditionally and irrevocably agrees that it shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, with respect to any Sponsor Forfeited Securities or HPEP II Forfeited Securities, as applicable, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Sponsor Forfeited Securities or HPEP II Forfeited Securities, as applicable, or (iii) publicly announce any intention to effect any transaction specified in clauses (i) or (ii).

5.     Termination. This Agreement shall automatically terminate, and have no further force and effect, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing under the Business Combination Agreement.

6.     Governing Law; Venue; Waiver of Jury Trial.

(a)     THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(b)     THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE (OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE) AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE FEDERAL OR STATE COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 7 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(c)     EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 6.

7.     Notices. All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (i) if delivered in person; (ii) if transmitted by facsimile (but only upon confirmation of transmission by the transmitting equipment); (iii) if transmitted by e-mail (but only upon confirmation of transmission); or (iv) if transmitted by national overnight courier, in each case, as addressed as follows:

(a)	If to the Sponsor or HPEP II, to:

HighPeak Pure Acquisition, LLC
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Attention: Ryan Hightower
E-mail: rhightower@highpeakenergy.com

with a required copy to (which copy shall not constitute notice):

Vinson & Elkins L.L.P.
1001 Fannin, Suite 2500
Houston, Texas 77002
Attention: Sarah K. Morgan and
Jeffery B. Floyd
Facsimile: (713) 615-5234 and
(713) 615-5660
E-mail: smorgan@velaw.com and
jfloyd@velaw.com

(b)	If to Parent, to:

Pure Acquisition Corp.
421 W. 3rd Street, Suite 1000
Fort Worth, Texas 76102
Attention: Steve Tholen
E-mail: stholen@highpeakenergy.com

with a required copy to (which copy shall not constitute notice):

Hunton Andrews Kurth LLP
600 Travis Street, Suite 4200
Houston, Texas 77002
Attention: G. Michael O’Leary
Facsimile: (713) 220-4285
E-mail: moleary@HuntonAK.com

8.     Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Each Party agrees that, in the event of any breach or threatened breach by any other Party of any covenant or obligation contained in this Agreement, the non-breaching Party shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (on behalf of itself and the third Party beneficiaries of this Agreement) (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation and (b) an injunction restraining such breach or threatened breach. Each Party further agrees that no other Party hereto or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8, and each Party hereto irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

9.     Counterparts. 118748218 ffff00080120This Agreement may be executed in 118748218any number of counterparts, including via facsimile transmission or email in “portable document format” (“.pdf”) form, all of which shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart.

10.     Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

11.     Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Any purported assignment in violation of this Section 11 shall be void.

12.     Severability. Each Party agrees that, should any court or other competent Governmental Entity hold any provision of this Agreement or part hereof to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such other term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible. Except as otherwise contemplated by this Agreement, in response to an order from a court or other competent Governmental Entity for any Party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, to the extent that a Party hereto took an action inconsistent with this Agreement or failed to take action consistent with this Agreement or required by this Agreement pursuant to such order, such Party shall not incur any liability or obligation unless such Party did not in good faith seek to resist or object to the imposition or entering of such order.

[Signature page follows.]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

THE SPONSOR:

HighPeak Pure Acquisition, LLC

By:	/s/ Jack Hightower
Name:	Jack Hightower
Title:	President & CEO

HPEP II:

HighPeak Energy Partners II, LP

By:	HighPeak Energy Partners GP II, LP
Its general partner

By:	HighPeak GP II, LLC
Its general partner

By:	/s/ Jack Hightower
Name:	Jack Hightower
Title:	Chief Executive Officer

Signature Page to

Sponsor Support Agreement

PARENT:

PURE ACQUISITION CORP.

By:	/s/ Steven W. Tholen
Name:	Steven W. Tholen
Title:	Chief Financial Officer

Signature Page to

Sponsor Support Agreement